UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        February 9, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

         The following information is provided by Applebee's International, Inc. (the "Company") in accordance with the Private Securities Litigation Reform Act of 1995 as it relates to a safe harbor for companies making forward-looking statements. These forward-looking statements are included in the Company's reports, news releases, proxy statements and registration statements filed with the Securities and Exchange Commission as well as other written or oral statements made by Company representatives. The factors listed below are important factors that could cause actual results to differ materially from those projected in forward-looking statements made by the Company.

         System Growth. The Company's continued growth will depend upon the ability of the Company and its franchisees to open and operate additional restaurants profitably. The opening of new restaurants, both by the Company and its franchisees, depends on a number of factors, many of which are beyond the control of the Company and its franchisees. These factors include, among others, the availability of management, restaurant staff and other personnel; the cost and availability of suitable restaurant locations; acceptable leasing or financial terms; the availability of capital to finance growth; cost effective and timely construction of restaurants (which construction can be delayed due to, among other reasons, labor disputes, local zoning and licensing matters, and weather conditions); and securing required governmental permits. There can be no assurance that the Company or its franchisees will be successful in opening the number of restaurants anticipated, or that new restaurants opened by the Company or its franchisees will be operated profitably.

         In the course of expanding its restaurant systems, the Company and its franchisees enter new or more highly competitive geographic regions or local markets in which they may have limited operating experience. There can be no assurance of the level of success of the restaurant concepts in these regions or particular local markets. Newly opened restaurants typically operate with below normal profitability and incur certain additional costs in the process of achieving operational efficiencies during the first several months of operation. When the Company or its franchisees enter highly competitive new markets or territories in which the Company's restaurant systems have not yet established a market presence, the adverse effects on sales and profit margins may be greater and more prolonged.

         The Company's system development plans depend, in part, on the successful introduction of new smaller scale unit designs to be used primarily in counties of under 50,000 in population. The successful entry into small towns depends on many factors in addition to those described above, including supply logistics, customer acceptance and advertising efficiencies. There can be no assurance that the introduction of the smaller scale unit designs or the entry into small towns will be successful.

         The Company's expansion has and will continue to require the implementation of enhanced operational systems. The Company regularly evaluates the adequacy of its current policies, procedures, systems and resources, including financial controls, management information systems, field and restaurant management, and vendor capacities and relations. There can be no assurance that the Company will adequately address all of the changing demands that its planned expansion will impose on such systems, controls, and resources.

         Our future growth depends in part on our acquisition of franchised Applebee's restaurants. There is no assurance that we will be able to find franchisee restaurants available for purchase or that we will be able to acquire franchisee restaurants at favorable prices. In addition, if we do successfully identify and complete acquisitions in the future, the acquisitions may involve the following risks:

         o    increases in our debt and contingent liabilities; and

         o entering geographic markets in which we have little or no direct prior experience; and

         o    unanticipated   or   undiscovered   legal   liabilities  or  other
              obligations of acquired franchisee restaurants.

         Even if we are successful in acquiring franchisee operations, there is no assurance that we will be able to operate the acquired restaurants profitably. The integration of acquired restaurants into our operations may involve a number of issues, any of which could materially and adversely affect our operations and financial performance. These issues include:

         o    burdens on our management resources and financial controls;

         o    diversion of money and resources to integration issues;

         o    potential   loss  of  key   personnel   of   acquired   franchisee
              restaurants; and

         o potential loss of customer relationships and related revenues of acquired restaurants as a result of a change in ownership.

         We may acquire one or more additional restaurant concepts which may be established operating businesses or businesses in the early stages of development. Operating more than one restaurant concept presents many significant risks that could, individually or together, have a material adverse effect on our business and financial results. Our success in acquiring or investing in new concepts is subject to the following risks:

         o    we may be unable to identify suitable opportunities;

         o we may pay too much for our investment in the concept in light of its long-term potential and actual economic return to us; and

         o we may be required to borrow the funds needed to make our investment in the concept, which will increase our interest expense.

         In addition, our ability to expand another concept, through our own development or through franchising, will be subject to risks such as:

         o we may not be able to find suitable locations at appropriate purchase prices or lease terms;

         o    we may not be able to attract franchisees;

         o we may experience construction delays or cost overruns caused by numerous factors, such as shortages of materials and skilled labor, labor disputes, weather interference, environmental problems, and construction or zoning problems;

         o we may not be able to hire and train experienced and dedicated operating personnel; and

         o    we may face  competition from other  restaurants,  including other
              Applebee's  either  owned  or  franchised.   Competitive   factors
              include:

                   *    the quality and value of the food products offered;

                   *    the quality of service;

                   *    the price of the food products offered;

                   *    the dining experience; and

                   *    the ambiance of facilities.

         Reliance on Franchisees. The continued growth of the Company is, in part, dependent upon its ability to retain qualified domestic franchisees and to attract and retain qualified franchisees for international markets and the ability of its franchisees to maximize penetration of their designated markets and to operate their restaurants successfully. Although the Company has established criteria to evaluate prospective franchisees, there can be no assurance that the Company's existing or future franchisees will have the business abilities or access to financial resources necessary to open the required number of restaurants or that they will successfully develop or operate these restaurants in their franchise areas in a manner consistent with the Company's standards. The Company intends to continue its efforts to franchise restaurants in certain international territories. The ability of franchisees to open restaurants outside of the United States is subject to the same factors as are applicable to opening domestic restaurants described above. There can be no assurance that the Company will be able to attract qualified franchisees or that such franchisees will be able to open and operate restaurants successfully.

         Competition. Competition in the casual dining segment of the restaurant industry is expected to remain intense with respect to price, service, location, concept, and the type and quality of food. There is also intense competition for real estate sites, qualified management personnel, and hourly restaurant staff. The Company's competitors include national, regional and local chains, as well as local owner-operated restaurants. There are a number of well-established competitors, some of which have been in existence for a longer period than the Company and may be better established in the markets where the Company's restaurants are or may be located. The Company is experiencing increased competition in attracting and retaining qualified management level operating personnel.

         Restaurant Industry. The restaurant industry is affected by changes in consumer tastes and by national, regional, and local economic conditions, demographic trends, traffic patterns, and the type, number, and location of competing restaurants. Multi-unit chains such as the Company can also be adversely affected by publicity resulting from food quality, illness, injury or other health concerns or operating issues related to restaurant operations or from food suppliers. Dependence on fresh produce and meats also subjects restaurant companies such as the Company to the risk that shortages or interruptions in supply, caused by adverse weather or other conditions, could adversely affect the availability, quality or cost of ingredients. In addition, factors such as inflation, increased food, labor, and employee benefit costs, and the availability of qualified management and hourly employees may also adversely affect the restaurant industry in general and the Company's restaurants in particular. The continued success of the Company will depend in part on the ability of the Company's management to identify and respond appropriately to changing conditions.

         Operating Costs. Restaurant operating costs consist principally of food and beverage costs, labor and benefits costs, and occupancy costs, including utility costs. Several of these factors are subject to price increases from time to time due to market changes, minimum wage and other employment laws, and inflation. In addition, from time to time, the Company may implement new menu items and operating procedures at its restaurants, which may be either temporary or permanent. Such operating procedures and menu items may result in increased food or labor costs. The Company may not be able to recoup all operating cost increases through price increases.

         Government Regulation. The restaurant industry is subject to extensive state and local governmental regulations relating to the sale of food and alcoholic beverages and to sanitation, public health, fire, and building codes. Termination of the liquor license for any restaurant would adversely effect the revenues of that restaurant. Restaurant operating costs are also affected by other government actions that are beyond the Company's control, including increases in the minimum hourly wage requirement, workers' compensation insurance rates, and unemployment and other taxes. The Company may be subject in certain states to "dram-shop" statutes, which generally provide a person injured by an intoxicated person the right to recover damages from an establishment that wrongfully served alcoholic beverages to the intoxicated person. The Company is also subject to federal regulation and certain state laws which govern the offer and sale of franchises. Many state franchise laws impose substantive requirements on any franchise agreement, including limitations on non-competition provisions and the termination or non-renewal of a franchise.

         Capital Expenditures. The Company's capital expenditures are primarily related to the development or acquisition of additional restaurants, maintenance and refurbishment of existing restaurants, and expansion of management information systems, office space and other corporate infrastructure. The costs related to restaurant development, maintenance and refurbishment include purchases and leases of land, buildings and equipment and facility and equipment maintenance, repair and replacement. The labor and materials costs involved vary geographically and are subject to general price increases. There can be no assurance that future capital expenditure costs will not increase.

         Share Repurchases. The Company currently intends to repurchase shares of its common stock, subject to Board authorization limits. Any such repurchases are subject to prevailing market prices, and pursuant to applicable restrictions under the Company's debt agreements, may be made in open market or private transactions and may occur or be discontinued at any time. There can be no assurance that the Company will repurchase any common stock.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APPLEBEE'S INTERNATIONAL, INC.
                                       (Registrant)

Date:   February 9, 2005               By: /s/ Steven K. Lumpkin
     -----------------------              -------------------------
                                          Steven K. Lumpkin
                                          Executive Vice President and
                                          Chief Financial Officer


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